                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Selected Historical Consolidated Financial and Other Data" and "Experts" and to the use of our report dated January 22, 1998, in the Registration Statement (Form S-1
No. 333-       ) and related Prospectus of Freedom Securities dated January 26,
1998.

                                          /s/ Ernst & Young LLP

New York, New York
January 22, 1998